UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 2, 2007

                              CH Energy Group, Inc.
             (Exact name of Registrant as specified in its charter)

            New York                 0-30512                   14-1804460
(State or other jurisdiction of    (Commission                (IRS Employer
incorporation or organization)     File Number)            Identification No.)


284 South Avenue, Poughkeepsie, New York                       12601-4879
(Address of principal executive offices)                       (Zip code)

                                 (845)-452-2000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers


Effective January 2, 2007, Arthur R. Upright retired as a Senior Vice President from each of CH Energy Group, Inc. ("Energy Group") and Energy Group's wholly owned, direct subsidiary Central Hudson Gas & Electric Corporation after 45 years of service.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              CH ENERGY GROUP, INC.



Date: January 2, 2007         By: /s/ Donna S. Doyle
                                  ------------------
                                  Donna S. Doyle
                                  Vice President - Accounting & Controller